UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2007

DADE BEHRING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50010	36-3989270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Deerfield Road, Deerfield, Illinois 60015

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (847) 267-5300

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 17, 2007, the Board of Directors of Dade Behring Holdings, Inc. (the “Company”) approved amendments to the Chief Executive Officer (“CEO”) employment agreement and approved amendments to the Executive Severance Agreement entered into between the Company and each other Named Executive Officer. The amendments provide for retention and incentive payments that implement the retention arrangements provided for in the Agreement and Plan of Merger by and among Belfast Merger Co., Siemens Corporation and the Company dated as of July 25, 2007 (the “Merger Agreement”) and are contingent upon the occurrence of the Closing as defined in the Merger Agreement (“Closing”) as well as the Named Executive Officer relinquishing certain change in control severance rights under the existing agreements. The amendments to the CEO employment agreement provide for a Retention Payment of $4,136,000 payable on the first anniversary of the Closing and a Long Term Incentive Payment of $3,500,000 payable on the first anniversary of the Closing (provided the Closing occurs by August 23, 2008). Amendments to Executive Severance Agreements provide for Retention Payments and Long Term Incentive Payments under similar terms for the Chief Operating Officer of €1,908,000 and €916,150; for the Chief Financial Officer of $1,645,000 and $1,000,000; for the Chief Strategy and Technology Officer of $1,800,000 and $1,100,000; and for the Senior Vice President, General Counsel of $1,522,500 and $800,000 respectively. Although the payments are generally conditioned upon the Named Executive Officer remaining employed by the Company through the first anniversary of the Closing, the payments will also generally be made if the Named Executive Officer’s employment is terminated by the Company without cause or by the Named Executive Officer for good reason prior to such date.

The foregoing description is qualified in its entirety by reference to the amendments, a copy of the amendment to the CEO employment agreement and the form of amendment for other Named Executive Officers are filed as exhibits 10.1and 10.2, to this Current Report on Form 8-K and are herein incorporated by reference.

Item 9.01. Exhibits.

(d)                                 Exhibits.

10.1                           Amendment to Amended and Restated Employment Agreement between James Reid-Anderson and Dade Behring Inc.

10.2                           Form of Executive Severance Agreement Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DADE BEHRING HOLDINGS, INC.

Dated: August 23, 2007	By:	/s/ John M. Duffey
		Name	John M. Duffey
		Title:	Chief Financial Officer